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                                                                           SPECIAL MONEY MARKET FUND, INC.
                                                                                 Gateway Center Three
PRUDENTIAL INVESTMENTS                                                           100 Mulberry Street
GATEWAY CENTER THREE                                                             Newark, NJ 0102-4077
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102-4077                                                                   PROXY

                                                                    Common Stock, $.001 par value per share

                                                                    Special Meeting of Shareholders (Meeting)
                                                                           February 17, 2005, 11:00 a.m.

                                                                      THIS PROXY IS SOLICITED ON BEHALF OF
                                                                              THE BOARD OF DIRECTORS

                                                                The undersigned hereby appoints Jonathan D. Shain, Grace Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Special Money
                                                            Market Fund, Inc. held of record by the undersigned on November 19,
                                                            2004, at the Meeting to be held on February 17, 2005, or any adjournment thereof.

                                                            THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY
                                                            EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                                            UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL
                                                            NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY
                                                            STATEMENT AND PROSPECTUS DATED DECEMBER 3, 2004 FOR DISCUSSION OF
                                                            THE PROPOSAL.

                                                            IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE
                                                            INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH
                                                            REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                            IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
                                                            OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
                                                            ADJOURNMENT THEREOF.

                                                            NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.
                                                            If a partnership, please sign in partnership name by authorized person.

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TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have this Proxy card at hand.
2) Call 1-800-690-6903 toll free.
3) Enter the 12-digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.proxyvote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:              PLEASE KEEP THIS PORTION FOR YOUR RECORDS
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                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.          DETACH AND RETURN THIS PORTION ONLY

SPECIAL MONEY MARKET FUND, INC.
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.



VOTE ON PROPOSAL

                                                    For  Against  Abstain

1. To approve an Agreement and Plan of Reorganization between Special Money Market Fund, Inc. and MoneyMart Assets, Inc. whereby all of the assets and liabilities of Special Money Market Fund, Inc. will be transferred to, and assumed by, MoneyMart Assets, Inc., in exchange for shares of MoneyMart and the cancellation of all of the shares of Special Money Market Fund, Inc.

       For address changes and/or comments, please check this box and write them on the back.

Please be sure to sign and date this Proxy.


---------------------------------   -----       -----------------------   ----
Signature (PLEASE SIGN WITHIN BOX)  Date        Signature (Joint Owners)  Date